PNC FUNDS, INC.

Growth & Income Fund

Equity Income Fund

Equity Growth Fund

Supplement dated September 30, 2008

to the Institutional, Class A and Class C Shares Prospectus dated September 30, 2008

Reorganization of the Growth & Income Fund, Equity Growth Fund and Equity Income Fund

At its meeting on July 9, 2008, the Board of Directors of PNC Funds, Inc. (the “Company”) approved the merger of:

•	the Growth & Income Fund with and into the Large Cap Core Fund (a series of BlackRock Large Cap Series Funds, Inc.);

•	the Equity Growth Fund with and into the BlackRock Capital Appreciation Portfolio ( a series of BlackRock Funds); and

•	the Equity Income Fund with and into BlackRock Equity Dividend Fund.

Each of the Growth & Income Fund, Equity Growth Fund and Equity Income Fund is hereinafter referred to as a “Fund” and, collectively, as the “Funds.” Each of the Large Cap Core Fund, BlackRock Capital Appreciation Portfolio and BlackRock Equity Dividend Fund is hereinafter referred to as a “BlackRock Fund” and, collectively, as the “BlackRock Funds.” BlackRock Advisors, LLC manages the BlackRock Funds.

Specifically, the Board approved a proposal to transfer all of each Fund’s assets and certain of its liabilities to its respective acquiring BlackRock Fund, in exchange for shares of the respective BlackRock Fund. If a Fund’s shareholders approve the proposal with respect to their Fund, they will receive shares of the acquiring BlackRock Fund, the total value of which will be equal to the total value of their shares of the Fund on the date of the merger. After the shares of the BlackRock Fund are transferred, the Fund will cease operations. Under the terms of the proposal, shareholders of each Fund would become shareholders of its respective acquiring BlackRock Fund. No sales charges would be imposed on the proposed transfer. Each merger is intended to be a tax-free reorganization, and each is subject to shareholder approval. The Company expects to obtain an opinion of counsel that the transaction will not result in a gain or loss to Fund shareholders for federal income tax purposes.

Shareholders of record of each Fund as of September 2, 2008 are entitled to vote on their Fund’s proposed merger at a special meeting of shareholders to be held on October 31, 2008 as described in the Combined Prospectus/Proxy Statement dated September 16, 2008. Shares purchased after September 2, 2008 will not be voted at the special meeting.

If a Fund’s shareholders approve the proposed merger with the respective acquiring BlackRock Fund the Company anticipates that the merger will take place soon after that meeting.

Until the merger is completed, shares of each Fund will continue to be sold and reinvestment of dividends and distributions into shares of each Fund will continue for those shareholders who have elected this option. As always, however, each Fund reserves the right to restrict sales of Fund shares.

Each Fund’s shareholders also may continue to redeem their Fund shares or exchange their shares for shares of other funds of the Company, as described in the Prospectus, before the closing of the proposed merger.

PNC Funds, Inc.

Capital Opportunities Fund

International Equity Fund

Diversified Real Estate Fund

Limited Maturity Bond Fund

Total Return Bond Fund

Maryland Tax-Exempt Bond Fund

Tax-Exempt Limited Maturity Bond Fund

National Tax-Exempt Bond Fund

(Collectively, the “Funds”)

Supplement dated September 30, 2008

Class A and Class C Shares Prospectus dated September 30, 2008

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Artio Global Management LLC (“Artio”), a sub-adviser to the International Equity Fund is wholly owned by Artio Global Investors Inc. (“Artio Global”), which is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland (“Holding Ltd.”).

On February 12, 2008, Holding Ltd. announced that a registration statement had been filed with the Securities and Exchange Commission for a proposed initial public offering (“IPO”) of common stock of Artio Global. Upon completion of the IPO, Holding Ltd will no longer control Artio as all or a portion of the shares of Artio Global owned by Holding Ltd. will be redeemed with the proceeds of the IPO. Immediately after the IPO, it is expected that approximately 70% of Artio will be indirectly owned, collectively, by the public and Holding Ltd. This change of control of Artio results in an “assignment” of the current sub-advisory agreement with Artio and, by its term, an automatic termination of the agreement. In order for Artio to continue as the sub-adviser to the International Equity Fund after the change of control occurs, the shareholders of the International Equity Fund must approve a new sub-advisory agreement with Artio. The Adviser will seek the approval by shareholders of the International Equity Fund of a new sub-advisory agreement with Artio at the commencement of the IPO, and such approval will only be effective if the change of control occurs.

PNC Funds, Inc.

Capital Opportunities Fund

International Equity Fund

Diversified Real Estate Fund

Limited Maturity Bond Fund

Total Return Bond Fund

Maryland Tax-Exempt Bond Fund

Tax-Exempt Limited Maturity Bond Fund

National Tax-Exempt Bond Fund

(Collectively, the “Funds”)

Supplement dated September 30, 2008

Institutional Shares Prospectus dated September 30, 2008

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Artio Global Management LLC (“Artio”), a sub-adviser to the International Equity Fund is wholly owned by Artio Global Investors Inc. (“Artio Global”), which is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland (“Holding Ltd.”).

On February 12, 2008, Holding Ltd. announced that a registration statement had been filed with the Securities and Exchange Commission for a proposed initial public offering (“IPO”) of common stock of Artio Global. Upon completion of the IPO, Holding Ltd will no longer control Artio as all or a portion of the shares of Artio Global owned by Holding Ltd. will be redeemed with the proceeds of the IPO. Immediately after the IPO, it is expected that approximately 70% of Artio will be indirectly owned, collectively, by the public and Holding Ltd. This change of control of Artio results in an “assignment” of the current sub-advisory agreement with Artio and, by its term, an automatic termination of the agreement. In order for Artio to continue as the sub-adviser to the International Equity Fund after the change of control occurs, the shareholders of the International Equity Fund must approve a new sub-advisory agreement with Artio. The Adviser will seek the approval by shareholders of the International Equity Fund of a new sub-advisory agreement with Artio at the commencement of the IPO, and such approval will only be effective if the change of control occurs.